Investcorp Credit Management BDC, Inc. Announces Results from its

2019 Annual Meeting of Stockholders

NEW YORK, November 6, 2019 – Investcorp Credit Management BDC, Inc. (the “Company”) (NASDAQ: ICMB) announced today that it will reconvene its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on December 5, 2019 at 2:00 p.m. (Eastern Time) at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 40th Floor, 1114 Avenue of the Americas, New York, NY 10036.

At the reconvened Annual Meeting, stockholders will vote on the proposal to authorize the Company, with the approval of the Board of Directors, to sell or otherwise issue up to 25% of the Company’s outstanding common stock at an offering price that is below the Company’s then current net asset value per share. This proposal is the second proposal described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on October 9, 2019 (the “Proxy Statement”).

Stockholders of record at the close of business on September 17, 2019 are entitled to notice of, and to vote at the Annual Meeting and any adjournment or postponement of the meeting. As of September 17, 2019, the record date, 13,625,533 shares of common stock were entitled to vote at the Annual Meeting. Stockholders who have already voted on the second proposal found in the Proxy Statement need not submit another vote unless they wish to change their votes. Stockholders who have not voted or wish to change their vote on the second proposal found in the Proxy Statement are encouraged to do so promptly. You may vote by signing your proxy card and returning it promptly in the self-addressed envelope provided with your proxy card. You may also vote your proxy electronically by telephone or over the Internet by following the instructions included with your proxy card. The Proxy Statement and the Company’s annual report on Form 10-K for the year ended June 30, 2019 are available at the following cookies-free website that can be accessed anonymously: www.proxyonline.com/docs/investcorpcreditmgmtbdcinc2019.pdf.

On November 6, 2019, prior to the adjournment of the Annual Meeting, Michael Mauer was elected to the Company’s Board of Directors to serve for a three-year term expiring in 2022, or until his successor is duly elected and qualified and the Company’s stockholders voted to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

About Investcorp Credit Management BDC, Inc.

The Company is an externally-managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company’s primary investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation by investing in debt and related equity investments of privately held middle-market companies. The Company seeks to invest primarily in middle-market companies that have annual revenues of at least $50 million and earnings before interest, taxes, depreciation and amortization of at least $15 million. The Company’s investment activities are managed by its investment adviser, CM Investment Partners LLC. To learn more about Investcorp Credit Management BDC, Inc., please visit www.icmbdc.com.

Forward-Looking Statements

Statements included herein may contain “forward-looking statements,” which relate to future performance or financial condition. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein except as required by law. All forward-looking statements speak only as of the date of this press release.

Contacts

Investcorp Credit Management BDC, Inc.

Investor Relations

Email: ICMBinvestorrelations@investcorp.com

Phone: 212-257-5199